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                                                                   EXHIBIT 10.39

          AMENDMENT TO SIXTH SUPPLEMENT TO NINTH AMENDMENT TO LOAN AND
                               SECURITY AGREEMENT

                               W I T N E S S E T H

         WHEREAS, the Ninth Amendment (the "Amendment") to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated as of May 11, 1999, as amended by Amendments Nos. 1-8, among Grant Geophysical, Inc. ("Borrower"), Elliott Associates, L.P. ("EALP"), as a Lender, and Foothill Capital Corporation ("Foothill"), as Agent (the "Agent") and a Lender (and, together with EALP, the "Lenders") was entered into by Borrower, EALP and Foothill on January 3, 2003; each capitalized term used but not defined herein having the meaning given to it in the Loan Agreement and the Ninth Amendment.

         WHEREAS, pursuant to the Supplement to Ninth Amendment to Loan and Security Agreement, executed and delivered as of January 22, 2003, the Waiver Period, as defined in the Ninth Amendment, was first extended through and including February 5, 2003, again extended through and including February 21, 2003, with another extension through and including March 14, 2003 and extended through and including April 14, 2003.

         WHEREAS, Borrower and its subsidiaries and EALP desire that the Waiver Period, as defined in the Ninth Amendment, be further extended to and including May 15, 2003.

         NOW THEREFORE, the parties hereto, in consideration of the mutual promises set forth herein (which are acknowledged to be good, valuable and sufficient consideration), and each intending to be legally bound hereby, agree as follows:

                  1. The Obligors agree, acknowledge and admit that the failure to remit proceeds of Accounts to EALP as Agent and sole Lender and that the Event of Default by the Company for failure to make it's bi-annual interest payment under the indenture to it's 9 3/4% Senior Notes constitute Events of Default (the "Admitted Defaults") entitling EALP to accelerate all Obligations immediately and to commence the exercise of remedies under the Loan Documents. EALP as the successor Agent and sole Lender upon giving effect to the Obligations Purchase,

         (a) agrees that the Obligors may retain the proceeds of Accounts received by the Obligors (i) prior to and including January 3, 2003, if such proceeds have not been turned over, and (ii) from and excluding January 3, 2003 through and including 11:59 PM on May 15, 2003 (the "Waiver Period"); provided, however, that nothing contained herein shall allow the Obligors to retain any proceeds of Accounts, whether received before, on or after June 30, 2003, at any time after the expiration of the Waiver Period;

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         (b)      agrees that any payments due on account of the Obligations from and after January 24, 2003 to and including June 30, 2003 shall be due and payable on May 16, 2003; and

         (c) on the condition that no Default or Event of Default (other than the Admitted Defaults) has occurred, agrees for the duration of the Waiver Period not to (x) accelerate the Obligations or (y) exercise its remedies arising from the Admitted Defaults.

Nothing contained herein, however, shall constitute a waiver of any other rights EALP has under the Loan Documents. Without limiting the generality of the foregoing, EALP specifically reserves its right to enforce, and the Obligors specifically reaffirm their obligation to comply with, all provisions of the Loan Documents relating to the continued attachment and perfection of Liens securing the Obligations on, in or with respect to all of the Collateral, including without limitation the proceeds of the Accounts.

         IN WITNESS WHEREOF, this Sixth Supplement has been executed and delivered as of April 14, 2003.

                          ELLIOTT ASSOCIATES, L.P., a Delaware limited partnership,

                          By: Elliott Capital Advisors, L.P., as general partner

                              By: Braxton Associates, Inc. as general partner

                                  By: /s/ ELLIOT GREENBERG
                                      ------------------------------------------
                                  Name: Elliot Greenberg
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

                          GRANT GEOPHYSICAL, INC.,
                          a Delaware corporation

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

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                          ADVANCED SEISMIC TECHNOLOGY, INC., a Texas corporation

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

                          GRANT GEOPHYSICAL CORP.,
                          a Texas corporation

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

                          GRANT GEOPHYSICAL (INT'L) INC.,
                          a Texas corporation

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

                          GRANT GEOPHYSICAL DO BRASIL LTDA., a
                          corporation organized under the laws of the Republic of Brazil, South America

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

                          PT. GRANT GEOPHYSICAL INDONESIA,
                          a corporation organized under the laws of the Republic of Indonesia

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

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                          SOLID STATE GEOPHYSICAL INC.,
                          a corporation organized under the laws of the Province of Alberta, Canada

                          By: /s/ RICHARD F. MILES
                              --------------------------------------------------
                          Name: Richard F. Miles
                          Title: President and CEO

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